                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                April 27, 2000


                  Farmer Mac Mortgage Securities Corporation
          --------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



               Delaware                333-80805          52-1779791
      ----------------------------   ------------      ----------------
      (State or Other Jurisdiction   (Commission       (I.R.S. Employer
            of Incorporation)        File Number)      Identification No.)


           919 18th Street, N.W.                          20006
             Washington, DC                            ----------
        ------------------------                        (Zip Code)
          (Address of Principal
            Executive Offices)

      Registrant's telephone number, including area code (202) 872-7700

                                    No Change
         (Former Name or Former Address, if Changed Since Last Report)


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      Item 5.  Other Events

      Attached as Exhibit 99.4 to this Current Report are certain materials (the "Computational Materials") furnished to the Registrant by Greenwich Capital Markets, Inc. (the "Underwriter") in respect of Farmer Mac II Trust 2000-A Guaranteed Agricultural Mortgage-Backed Securities, Series 4/28/00 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement, to be dated April 28, 2000, and a Prospectus, dated March 29, 2000 (the Prospectus Supplement and the Prospectus are collectively referred to herein as the "Prospectus") to be filed with the Commission pursuant to Rule
424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (Commission File No. 333-80805) (the "Registration Statement").

      The Registrant is filing this Current Report on Form 8-K to provide prospective investors with certain materials which constitute "Computational Materials" within the meaning of the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"), the filing of which materials is a condition of the relief granted in such letters (such materials being the "Computational Materials"). The Computational Materials were prepared solely by Greenwich Capital Markets, Inc. in connection with the offering of the Certificates, and the Registrant did not prepare or participate in the preparation of the Computational Materials. The Computational Materials are set forth in Exhibit 99.4 hereto.

      The assumptions used in preparing the Computational Materials were based upon a preliminary compilation of the underlying collateral and the estimated principal amount and other features of the Certificates. The actual features of the Certificates and a detailed description of the final constituency of the underlying collateral are set forth in the Prospectus.

      Due to the preliminary nature of the collateral and Certificate information used in preparing the Computational Materials, no assurance can be given as to either the Computational Materials' or the underlying assumptions' accuracy, appropriateness or completeness in any particular context; nor can assurance be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.



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      Any yields or weighted average lives shown in the Computational  Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the collateral will occur at rates slower or faster than the rates shown in the attached Computational Materials.

      Furthermore, unless otherwise provided, the Computational Materials assume no losses on the collateral and no interest shortfall. The specific characteristics of the Certificates may differ from those shown in the Computational Materials due to differences between the actual collateral and the hypothetical collateral used in preparing the Computational Materials. As noted above, the principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

      Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, mortgage prepayments, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

      Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

      (c)   Exhibits

            Exhibit No.  Description
            ----------   -----------
            *99.4        Computational  Materials  provided by  Greenwich
                         Capital Markets, Inc.


      Item 7.  Financial  Statements;  Pro Forma  Financial  Information  and
Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

             99.4        Computational Materials

---------------
     *The registrant is filing Exhibit 99.1 to this Current Report on Form 8-K on paper with the Commmision under cover of Form SE concurrently with this EDGAR filing.

See Disclaimer on Page 1 of this Preliminary Term Sheet


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FARMER MAC MORTGAGE SECURITIES
                                        CORPORATION



                                    By: /s/ Nancy E. Corsiglia
                                       -----------------------
                                        Name: Nancy E. Corsiglia
                                        Title:   Vice President




Dated:  April 28, 2000